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                                                                  EXHIBIT 10.14
                                                                      CTS - W-1


                              WARRANT TO PURCHASE

                                 COMMON STOCK

                                      OF

                               -----------------

     This is to certify that                     (the "Holder") is entitled,
subject to the terms and conditions hereinafter set forth, to purchase
(       ) shares of Common Stock, par value $      per share (the "Common
Shares"), of                        , a Wyoming corporation (the "Company"),
from the Company at the price per share and on the terms set forth herein and to receive a certificate for the Common Shares so purchased on presentation and surrender to the Company with the subscription form attached, duly executed and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check or other check payable to the order of the Company.

EXERCISE

     The purchase rights represented by this Warrant are exercisable at a
price per Common Share of $   at any time on or prior to
subject to adjustment as hereinafter provided.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole or in part, from time to time, within the period specified; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a Common Share. In case of the purchase of less than all the Common Shares purchasable under this Warrant, the Company shall cancel this Warrant on surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

     The Company agrees at all times to take appropriate action to reserve or hold available a sufficient number of Common Shares to cover the number of shares issuable on exercise of this and all other Warrants of like tenor then outstanding. The Company agrees to obtain any authorization required from its shareholders in order to amend its Articles of Incorporation to increase the authorized capitalization to permit the exercise of this Warrant and other Warrants of like tenor.

REDEMPTION OF WARRANT

     Commencing                      , the Company shall have the right on 20
days' prior written notice to redeem, at a price of $    per underlying
Common Share, all of the Warrants included in the


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Company's private offering of Units of its securities of which this Warrant is a part, provided the closing price of the Company's Common Stock has
exceeded $     per share for 10 consecutive trading days concluding within any 20 consecutive trading day period immediately prior to date the Company has provided notice of such redemption, and provided further that the Company has in effect a current registration statement covering the resale of the Common Shares and this Warrant under the Securities Act of 1933 in order to permit the sale of the Common Shares and this Warrant.

NO VOTING RIGHTS

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Common Shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

ADJUSTMENTS

     The number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustments from time to time as follows:

     If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by forward or reverse stock split or otherwise, combine its Common Stock or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Common Shares issuable upon exercise of this Warrant shall forthwith be proportionately increased or decreased. Appropriate adjustments shall also be made to the purchase price, but the aggregate purchase price payable for the total number of Common Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

     In the event of any reclassification, capital reorganization or other change in the Common Stock of the Company or in the event of any sale of all or substantially all of the Company's assets or any merger, consolidation or restructuring to which the Company is a party in which the Company's stockholders before the transaction or series of transactions hold less than 50% of the voting power of the surviving entity immediately after the transaction or series of transactions (other than as a result of a subdivision, combination or stock dividend provided for above or any transaction described in the Company's Confidential Private Term Sheet relating to the

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private offering of Units of its securities of which this Warrant is a part), lawful provision shall be made, and duly executed documents evidencing the same shall be made and shall be delivered to the Holder in substitution for the Holder's rights under this Warrant, so that the Holder shall have the right at any time and from time to time prior to the expiration of this Warrant to purchase at a total price equal to that payable upon exercise of this Warrant immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable in connection with such reclassification, reorganization or change by a Holder of same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall hereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustment shall be made to the purchase price per Common Share payable hereunder, provided the aggregate purchase price shall remain the same.

     Upon any adjustments of the number of Common Shares issuable upon exercise of this Warrant or the purchase price pursuant to this paragraph, the Company within thirty (30) days thereafter shall cause to be prepared a certificate of the Chief Financial or Accounting Officer of the Company setting forth the number of Common Shares issuable upon exercise of this Warrant and the purchase price after such adjustments, and setting forth in reasonable detail the method of calculation used and cause a copy of such certificate to be mailed to the Holder of the Warrant.

     In the event of dissolution or liquidation of the Company in which the Company is not a surviving corporation, this Warrant shall terminate, but the registered owner of this Warrant shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise this Warrant in whole or in part to the extent that it shall not have been exercised.

     The foregoing adjustments and the manner of application of the foregoing provisions may provide for the elimination of fractional share interests.

REGISTRATION RIGHTS

     The Company has previously advised the Holder in the aforementioned Confidential Private Term Sheet that it intends to prepare and file under the Securities Act of 1933 (the "Act") a Registration Statement not later than sixty (60) days following completion of the offering of the Units of which this Warrant is part and has agreed to register the resale of the Common Shares underlying the Holder's Warrants (the "Covered Shares") and this Warrant in such Registration Statement. The Company shall bear all of the costs of such registration that are normally borne by issuers.

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     In connection with such Registration Statement filed pursuant to the preceding paragraph, the Company shall prepare and promptly file with the Securities and Exchange Commission (the "Commission") all amendments, post-effective amendments and supplements to any such Registration Statement as may be necessary under the Act and the regulations of the Commission to permit the sale of the Covered Shares and the Warrant to the public, except that the Company shall not be required to maintain a current Registration for any period in excess of the term of this Warrant. The registration rights provided to the Holder shall be limited to the filing of one Registration Statement only and upon fulfillment of the terms hereof, the Company shall have no obligation to register for resale under the Act the Holder's Common Shares or this Warrant in any subsequent Registration Statements prepared by the Company.

     The rights and obligations of the Holder pursuant to this paragraph may be exercised only by the Holder, transferees and assigns thereof.

INDEMNIFICATION

     When pursuant hereto a Registration Statement registering the resale of the Common Shares or this Warrant is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Common Shares and the Warrant covered by such Registration Statement, amendment or supplement and each person, if any, who controls (within the meaning of the Act) the Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls) within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arising out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder or any other Holder for use in the preparation thereof.


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     The Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

     Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph.

     In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (however, in the event of disagreement as to the selection of counsel, the indemnified party shall have the right to select such counsel), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any settlement of such action shall require the indemnifying party's consent, which shall not be unreasonably withheld.


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MISCELLANEOUS

     The Company shall not be required to issue or deliver any certificate for Common Shares purchased on exercise of this Warrant or any portion thereof prior to fulfillment of all the following conditions:

          (a) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other government regulatory body which is necessary;

          (b) The obtaining of any approval or other clearance from any federal or state government agency which is necessary;

          (c) The obtaining from the registered owner of the Warrant a representation in writing that the owner is acquiring such Common Shares for the owner's own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, if the Warrants and the related shares have not been registered under the Act; and

          (d) The placing on the certificate of an appropriate legend and the issuance of stop transfer instructions in connection therewith if this Warrant and the related, Common Shares have not been registered under the Act to the following effect:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL OR THE ISSUER BEING AFFIXED TO THIS CERTIFICATE. THE TRANSFER AGENT HAS BEEN ORDERED TO EXECUTE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS."

     The Company may make any changes or corrections in this Warrant (i) that it shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or
(ii) that it may deem necessary or desirable and which shall not adversely affect the interests of the Holder; provided, however, that this Warrant shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Holders representing not less than 50% of the Warrants then outstanding; and provided,


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further, that no charge in the number or nature of the securities purchasable upon the exercise of any Warrant, or any increase in the purchase price therefor, or any shortening of the Warrant exercise period shall be made without the consent in writing of the Holders representing such Warrant, other than such changes as are specifically prescribed by this Warrant as originally executed.

     The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its duly authorized officer.

                                       GEOGRAPHICS, INC.


                                       By:
                                          --------------------------------
                                          President

Dated:
      ----------------------------





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